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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: MARCH 4, 2004

                               AMBIENT CORPORATION

             (Exact name of registrant as specified in its charter)



DELAWARE                            0-23723                 98-0166007
(State or Other Jurisdiction        Commission File         IRS Employer
of Incorporation)                   Number)                 Identification No.)


                  79 CHAPEL STREET, NEWTON, MASSACHUSETTS 02458
                    (Address of Principal Executive Offices)

                                  617-332-0004
              (Registrant's Telephone Number, including Area Code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURES

Ambient Corporation (hereinafter, "Ambient" or the "Company") issued a press release announcing the resignation of Judah Marvin Feigenbaum from its Board of Directors for personal reasons, including focusing on other business opportunities and projects.

A copy of the Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c ) Exhibits

99.1 Ambient's Press Release issued March __ 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March __, 2004                        AMBIENT CORPORATION

                                            By: /s/ John J. Joyce,

                                            John J. Joyce,
                                            Chief Executive Officer